SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report - July 17, 2001

TOWER BANCORP, INC.
(Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573	      25-1445946
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)        Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania	    17225
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (717) 597-2137



	N/A
(Former name or former address, if changed since last report)






















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Item 1.	Changes in Control of Registrant.

	Not Applicable.

Item 2.	Acquisition or Disposition of Assets.

	Not Applicable.

Item 3.	Bankruptcy or Receivership.

	Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant.

	Not Applicable.

Item 5.	Other Events.

On July 17, 2001, Tower Bancorp, Inc. issued a news release announcing its financial results for the quarter ended June 30, 2001. The news release is attached as Exhibit 99 to this report and is incorporated herein by reference.

Item 6.	Resignations of Registrant's Directors.

	Not Applicable.

Item 7.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibit:

99	News Release, dated July 17, 2001, of Tower
Bancorp, Inc.

Item 8.	Change in Fiscal Year.

	Not Applicable.

Item 9.	Regulation FD Disclosure.

	Not Applicable.







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	Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



				TOWER BANCORP, INC.
				(Registrant)


Dated:  July 17, 2001	/s/ Jeff B. Shank
				Jeff B. Shank, President and
Chief Executive Officer
(Principal Executive Officer)






































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EXHIBIT INDEX


                                               Page Number
                                               In Manually
Exhibit					Signed Original

99	News Release, dated July 17, 2001,
of Tower Bancorp, Inc.                     5












































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								Exhibit 99

FOR IMMEDIATE RELEASE			FOR FURTHER INFORMATION:
Jeff B. Shank
President/CEO
(717) 597-2137

TOWER BANCORP INC REPORTS RECORD EARNINGS

GREENCASTLE, PA July 17, 2001 - Tower Bancorp Inc., parent company of The First National Bank of Greencastle, reports earnings of $903,139,000 or earnings per share of $.52 for the quarter ended June 30, 2001. This represents a 6% increase over earnings from the second quarter of 2000. For the first six months in 2001, net income was $2,011,57 or $1.15 per share, an increase of 16.3% over last year.

Return on equity and return on assets were 14.2% and 1.73%, respectively, for the first six months of 2001.

At quarter-end, total assets stood at $238,962,000, an increase of 10% or $21,920,000 over second quarter-end totals for the year 2000. Total loans reached $159,162,000, an increase of $20,747,000 or 15%, while deposits at the quarter-end totaled $184,185,000, a gain of $16,671,000 or 10%
over the amount reported last year.

The First National Bank of Greencastle opened a new Loan Office on July 1, 2001 in Sentry Trust Company's Corporate Office Complex located at 785 Fifth Avenue, Chambersburg. The Bank also filed for a full branch application with the OCC with the intent to open a branch office in Hagerstown, MD.

The above figures are based on unaudited financial statements.

The First National Bank of Greencastle operates six offices in the Greencastle, Chambersburg, Shady Grove, Quincy, Laurich
Estates, Mercersburg and Waynesboro areas.


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